UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 20, 2014

Quest Diagnostics Incorporated
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or other jurisdiction of Incorporation)

001-12215	16-1387862
(Commission File Number)	(I.R.S. Employer Identification No.)

Three Giralda Farms Madison, NJ 07940	07940
(Address of principal executive offices)	(Zip Code)

(973) 520-2700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           On May 20, 2014, James E. Davis, Senior Vice President, Operations, became a Schedule B Participant in the Quest Diagnostics Incorporated Executive Officer Severance Plan (the “Plan”). A copy of the Plan with updated Schedule B is attached as Exhibit 10.1 and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Certificate of Incorporation

As described in Item 5.07 of this Current Report on Form 8-K, at the Annual Meeting of Stockholders of Quest Diagnostics Incorporated (the “Company”) held on May 21, 2014 (the “2014 Annual Meeting”), upon the recommendation of the Board of Directors, the stockholders voted on and approved amendments to the Company’s Certificate of Incorporation (the “Certificate”) to:

(a)
permit stockholders who have continuously held 25% of the Company’s outstanding shares of common stock on a net long basis for at least one year to request the Secretary of the Company to call a special meeting of stockholders; and

(b)
eliminate supermajority voting requirements by removing Paragraph 6 in its entirety and amending Paragraph 12 to require only a majority vote of the outstanding shares of capital stock to amend, alter or repeal, or adopt any provision of the Certificate.

The amendments to the Certificate were filed with the Secretary of State of the State of Delaware on May 21, 2014 and were effective as of such date.

Subsequently, the Company consolidated the previously approved and effective amendments into a Restated Certificate of Incorporation which was filed with the Secretary of State of the State of Delaware on May 21, 2014 and was effective as of such date.

The foregoing is a summary of the amendments made to the Certificate. This summary is qualified by the Restated Certificate of Incorporation filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated into this Item 5.03 by reference.

By-laws

In connection with the amendment to the Certificate described above relating to special meetings of stockholders, on May 21, 2014, the Board of Directors of the Company amended the Company’s Amended and Restated By-laws (the “By-laws”) to provide for an orderly process for any such special meeting including notice and timing restrictions to prevent duplicative and unnecessary meetings. The changes to the By-Laws include:

Amending Section 1.02 (Special Meetings) to:

(a)
require requesting stockholders to submit a written “Stockholder Meeting Request” to the Secretary, which must include the following: (1) the purpose or purposes of the proposed meeting; (2) the information the Company already requires of stockholders planning to submit nominations of persons for election to the Board or propose any other business at an annual meeting of stockholders (e.g., name/address, stock holdings, derivative holdings, any agreements, arrangements or understandings with respect to the nomination or the proposed business); (3) an acknowledgment that if the stockholder sells shares following submission of the Stockholder Meeting Request, such shares will no longer count towards the minimum ownership requirements set forth in the Certificate (the “Holding Requirement”); (4) documentary evidence that the stockholders’ ownership of the Company’s stock complies with the Holding Requirement; and (5) a commitment to continue to satisfy the Holding Requirement through the date of the requested special meeting.

(b)
Provide that multiple Stockholder Meeting Requests will only be aggregated (for purposes of determining whether the Holding Requirement is satisfied) if they identify substantially the same purpose and are received within 60 days of the earliest such request.

(c)
Provide that the Secretary will not call a special meeting of stockholders (even if he or she receives a Stockholder Meeting Request that otherwise complies with the Certificate and By-Laws) if: (1) an identical or substantially similar item will be included in the Company’s notice of meeting for a stockholder meeting to be held within 90 days; (2) the Stockholder Meeting Request is received within 90 days prior to the annual meeting; (3) an identical or substantially similar item was presented at any meeting of stockholders within 120 days prior to the delivery of the Stockholder Meeting Request; or (4) the Stockholder Meeting Request relates to an item of business that is not a proper subject for stockholder action under applicable law or was made in a manner that involved a violation of law.

In addition, the amendments to the By-Laws provide certain other procedural and clarifying changes to other sections of the By-Laws in connection with the foregoing amendments. The foregoing is a summary of the amendments made to the By-Laws. This summary is qualified by the By-Laws filed as Exhibit 3.2 to this Current Report on Form 8-K and incorporated into this Item 5.03 by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

(a)           The following is a summary of the voting results for each matter presented to the stockholders at the 2014 Annual Meeting.

(b)           The following nominees for the office of director were elected for terms expiring at the 2015 Annual Meeting of Stockholders, by the following votes:

	For	Against	Abstain	Broker Non-Vote

Timothy L. Main	115,245,002	1,819,671	706,613	9,467,505

Timothy M. Ring	112,109,704	4,958,592	702,990	9,467,505

Daniel C. Stanzione, Ph.D.	104,930,229	12,147,114	693,943	9,467,505

The following persons also continue as directors:

John C. Baldwin, M.D.
Jenne K. Britell, Ph.D.
Gary M. Pfeiffer
Stephen H. Rusckowski
Gail R. Wilensky, Ph.D.
John B. Ziegler

The ratification of the appointment of the Company's independent registered public accounting firm for 2014 was approved by the following votes:

For	Against	Abstain
124,597,697	1,828,991	812,103

The amendment to the Company's Restated Certificate of Incorporation to remove supermajority voting requirements was approved by the following votes:

For	Against	Abstain	Broker Non-Vote
115,610,801	1,430,127	730,156	9,467,707

The amendment to the Company's Restated Certificate of Incorporation to permit stockholders to cause the Company to call special meetings was approved by the following votes:

For	Against	Abstain	Broker Non-Vote
116,608,831	515,164	647,141	9,467,655

The advisory resolution to approve executive compensation was approved by the following votes:

For	Against	Abstain	Broker Non-Vote
107,371,910	9,272,632	1,126,394	9,467,855

Item 9.01 Financial Statements and Exhibits

(d)	Exhibit	Description

	3.1	Restated Certificate of Incorporation of Quest Diagnostics Incorporated
	3.2	Quest Diagnostics Incorporated Amended and Restated By-Laws
	10.1	Amended and Restated Quest Diagnostics Incorporated Executive Officer Severance Plan

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

May 22, 2014

QUEST DIAGNOSTICS INCORPORATED

By:    /s/ William J. O'Shaughnessy, Jr.
William J. O'Shaughnessy, Jr.
Secretary

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